                                   EXHIBIT 13

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         VARIABLE ANNUITY ACCOUNT SEVEN

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS



STANDARDIZED AND HYPOTHETICAL PERFORMANCE SINCE INCEPTION

The Average Annual Total Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:

            P (1 + T) (n)  =  ERV

            P = a hypothetical initial purchase payment of $1,000

            T = average annual total return for the period in question

            n = number of years

ERV = redeemable value (as of the end of the stated period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

I.  VARIABLE ANNUITY ACCOUNT SEVEN:  STANDARDIZED 1-YEAR RETURNS

    CALCULATION OF ANNUAL RETURN

    FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

    ANNUAL RETURN = (FUND VALUE / 1000) - 1

    UNIT VALUES - (NOT APPLICABLE)


                              Capital                Government &   Corporate                 High-Yield    Worldwide       Asset
                            Appreciation   Growth    Quality Bond     Bond      Global Bond      Bond      High Income   Allocation
                            ------------   ------    ------------   ---------   -----------   ----------   -----------   ----------
Fund Value                    $787.41      $820.32     $997.89       $992.02     $962.42        $876.63      $936.04       $899.88
One Year Total Return         -21.26%      -17.97%      -0.21%        -0.80%      -3.76%        -12.34%       -6.40%       -10.01%
Period Years                     1.00         1.00        1.00          1.00        1.00           1.00         1.00          1.00

                                                   Davis      Putnam                                                       Federated
                                     Growth &     Venture     Growth:     Alliance      Global    Telecom    Sunamerica    American
                                      Income       Value     Voyager       Growth      Equities   Utility     Balanced      Leaders
                                     --------    ---------   --------   ------------   --------- ----------  -----------   ---------
Fund Value                           $787.34      $850.68     $720.73     $737.96       $754.08   $726.36      $812.03      $859.66
One Year Total Return                -21.27%      -14.93%     -27.93%     -26.20%       -24.59%   -27.36%      -18.80%      -14.03%
Period Years                            1.00         1.00        1.00        1.00          1.00      1.00         1.00         1.00

                                             International              International
                               Aggressive     Diversified    Emerging     Growth &                      Dogs Of    Equity    Equity
                                 Growth         Equities     Markets       Income       Real Estate   Wall Street  Income     Index
                               ----------    -------------   --------   -------------   -----------   -----------  -------   -------
Fund Value                      $699.62         $770.24     $1,032.67      $811.03       $1,069.77     $1,018.51   $896.11   $798.56
One Year Total Return           -30.04%         -22.98%         3.27%      -18.90%           6.98%         1.85%   -10.39%   -20.14%
Period Years                       1.00            1.00          1.00         1.00            1.00          1.00      1.00      1.00


                                      Small
                                     Company
                                      Value
                                    ---------
Fund Value                          $1,084.90
One Year Total Return                   8.49%
Period Years                             1.00




* Standardized 1-year returns for these portfolios are not available because the portfolios were not in the separate account for one full year.

IV.  VARIABLE ANNUITY ACCOUNT SEVEN:  STANDARDIZED LIFETIME RETURNS

      FUND VALUE = 1000 (30 - APRIL - 2002  / INCEPTION DATE UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000)**(1/PERIOD) - 1


----------

** = carat


                                Capital                Government &   Corporate                High-Yield    Worldwide       Asset
                              Appreciation    Growth   Quality Bond     Bond     Global Bond      Bond      High Income   Allocation
                              ------------    ------   ------------   ---------  -----------   ----------   -----------   ----------
Fund Value                     $1,035.39     $961.29    $1,032.50     $1,014.83   $1,014.21      $936.95      $999.90      $981.09
Annualized Total Return
  Since Inception                  3.54%      -3.87%        3.25%         1.48%       1.42%       -6.30%       -0.01%       -1.89%
Period Years                        3.12        3.12         3.12          3.11        3.12         3.12         3.08         3.11

                                            Davis      Putnam                                                         Federated
                               Growth &    Venture     Growth:      Alliance      Global      Telecom     Sunamerica  American
                                Income      Value      Voyager       Growth      Equities     Utility      Balanced   Leaders
                               -------    ---------    -------   ------------    --------   ----------    ----------  --------
Fund Value                     $935.32     $988.08     $860.09       $871.48     $901.07      $890.16      $922.00    $969.70
Annualized Total Return
  Since Inception               -6.47%      -1.19%     -13.99%       -12.85%      -9.89%      -10.98%       -7.80%     -3.03%
Period Years                      3.12        3.12        3.12          3.12        3.12         3.12         3.12       3.12

                                             International               International
                                 Aggressive   Diversified     Emerging     Growth &                   Dogs Of Wall  Equity   Equity
                                  Growth       Equities       Markets       Income      Real Estate     Street      Income    Index
                                 ----------  -------------    -------    -------------  -----------   ------------  ------   -------
Fund Value                        $928.58       $884.38      $1,020.90      $960.52      $1,089.92     $1,009.79    $991.74  $906.74
Annualized Total Return
  Since Inception                  -7.14%       -11.56%          2.09%       -3.95%          8.99%         0.98%     -0.83%   -9.33%
Period Years                         3.12          3.12           3.11         3.10           3.08          3.12       3.11     3.12



                                             Small
                                            Company
                                             Value
                                          ----------
Fund Value                                $1,155.82
Annualized Total Return Since Inception      15.58%
Period Years                                   3.11




* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.  CALCULATION OF STANDARDIZED ANNUAL RETURN

       UNIT VALUES:


                                Capital                 Government &   Corporate                High-Yield    Worldwide      Asset
                              Appreciation    Growth    Quality Bond     Bond      Global Bond     Bond      High Income  Allocation
                              ------------    ------    ------------   ---------   -----------  ----------   -----------  ----------
Inception Dates                 03/19/99     03/19/99     03/19/99      03/23/99    03/19/99     03/19/99     03/31/99     03/23/99
Inception Date Unit Value         $10.00       $10.00       $10.00        $10.00      $10.00       $10.00       $10.00       $10.00
4/30/2002                         $10.35        $9.61       $10.32        $10.15      $10.14        $9.37       $10.00        $9.81

                                              Davis         Putnam                                                         Federated
                                Growth &     Venture        Growth:     Alliance      Global      Telecom     Sunamerica    American
                                 Income       Value         Voyager      Growth       Equities    Utility      Balanced      Leaders
                                --------   -------------    --------   ------------   --------    ----------  -----------  ---------
Inception Dates                 03/19/99     03/19/99       03/19/99      03/19/99    03/19/99     03/19/99    03/19/99    03/19/99
Inception Date Unit Value         $10.00       $10.00         $10.00        $10.00      $10.00       $10.00      $10.00      $10.00
4/30/2002                          $9.35        $9.88          $8.60         $8.71       $9.01        $8.90       $9.22       $9.70

                                          International              International
                              Aggressive   Diversified    Emerging     Growth &                   Dogs Of Wall   Equity      Equity
                                Growth      Equities      Markets       Income      Real Estate      Street      Income       Index
                              ----------  -------------   --------   -------------  -----------   ------------   --------   --------
Inception Dates               03/19/99      03/19/99      03/23/99      03/24/99     03/31/99       03/19/99     03/23/99   03/19/99
Inception Date Unit Value       $10.00        $10.00        $10.00        $10.00       $10.00         $10.00       $10.00     $10.00
4/30/2002                        $9.29         $8.84        $10.21         $9.61       $10.90         $10.10        $9.92      $9.07


                                      Small
                                     Company
                                      Value
                                     --------
Inception Dates                      03/23/99
Inception Date Unit Value              $10.00
4/30/2002                              $11.56

I.  VARIABLE ANNUITY ACCOUNT SEVEN:  HYPOTHETICAL 1-YEAR RETURNS

    CALCULATION OF ANNUAL RETURN

    FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

    ANNUAL RETURN = (FUND VALUE / 1000) - 1

    UNIT VALUES - (NOT APPLICABLE)


                                Capital                Government &    Corporate                High-Yield    Worldwide      Asset
                              Appreciation   Growth    Quality Bond      Bond     Global Bond      Bond      High Income  Allocation
                              ------------   ------    ------------    ---------  -----------   ----------   -----------  ----------
Fund Value                      $787.41      $820.32     $997.89        $992.02    $962.42       $876.63      $936.04       $899.88
One Year Total Return           -21.26%      -17.97%      -0.21%         -0.80%     -3.76%       -12.34%       -6.40%       -10.01%
Period Years                       1.00         1.00        1.00           1.00       1.00          1.00         1.00          1.00


                                                          Putnam                                                         Federated
                              Growth &   Davis Venture    Growth:     Alliance      Global      Telecom     Sunamerica   American
                               Income        Value        Voyager      Growth      Equities     Utility      Balanced     Leaders
                              --------   -------------    -------   ------------   --------    ----------   ----------   ---------
Fund Value                    $787.34       $850.68       $720.73      $737.96     $754.08      $726.36      $812.03      $859.66
One Year Total Return         -21.27%       -14.93%       -27.93%      -26.20%     -24.59%      -27.36%      -18.80%      -14.03%
Period Years                     1.00          1.00          1.00         1.00        1.00         1.00         1.00         1.00

                                           International              International
                               Aggressive   Diversified   Emerging      Growth &                  Dogs Of Wall   Equity    Equity
                                 Growth       Equities     Markets       Income     Real Estate     Street       Income     Index
                               ----------  -------------  ---------   ------------- -----------   ------------   -------   -------
Fund Value                      $699.62       $770.24     $1,032.67      $811.03     $1,069.77     $1,018.51     $896.11   $798.56
One Year Total Return           -30.04%       -22.98%         3.27%      -18.90%         6.98%         1.85%     -10.39%   -20.14%
Period Years                       1.00          1.00          1.00         1.00          1.00          1.00        1.00      1.00


                                            Small
                                           Company
                                            Value
                                          ---------
Fund Value                                $1,084.90
One Year Total Return                         8.49%
Period Years                                   1.00




* 1-year returns for these portfolios are not available because the portfolios were not available for one full year.

II.  VARIABLE ANNUITY ACCOUNT SEVEN:  HYPOTHETICAL 5-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     FUND VALUE =  1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

     ANNUAL RETURN = (FUND VALUE / 1000)**(1/5) - 1

     UNIT VALUES - (NOT APPLICABLE)


----------

** = carat


                                Capital                Government &   Corporate                 High-Yield   Worldwide      Asset
                              Appreciation   Growth    Quality Bond     Bond      Global Bond      Bond     High Income  Allocation
                              ------------  ---------  ------------   ---------   -----------   ----------  -----------  ----------
Fund Value                     $1,131.65    $1,083.45   $1,053.18     $1,037.88   $1,045.11       $986.84     $990.91    $1,023.73
Five Year Total Return            13.17%        8.35%       5.32%         3.79%       4.51%        -1.32%      -0.91%        2.37%
Period Years                        5.00         5.00        5.00          5.00        5.00          5.00        5.00         5.00


                                                           Putnam                                                         Federated
                              Growth &     Davis Venture   Growth:     Alliance       Global     Telecom     Sunamerica   American
                               Income          Value       Voyager      Growth       Equities    Utility      Balanced     Leaders
                              ---------    -------------  ---------   ------------  ---------   ----------   ---------   ----------
Fund Value                    $1,070.83      $1,072.35    $1,024.06    $1,063.89    $1,002.98     $991.07    $1,041.11   $1,063.78
Five Year Total Return            7.08%          7.23%        2.41%        6.39%        0.30%      -0.89%        4.11%       6.38%
Period Years                       5.00           5.00         5.00         5.00         5.00        5.00         5.00        5.00

                                           International              International
                              Aggressive    Diversified    Emerging     Growth &                    Dogs Of Wall   Equity   Equity
                                Growth        Equities     Markets*      Income*     Real Estate*     Street*      Income*  Index*
                              ----------   -------------   --------   -------------  ------------   ------------   -------  ------
Fund Value                    $1,069.93       $973.01         N/A          N/A           N/A            N/A         N/A       N/A
Five Year Total Return            6.99%        -2.70%         N/A          N/A           N/A            N/A         N/A       N/A
Period Years                       5.00          5.00        5.00         5.00          5.00           5.00        5.00      5.00


                                      Small
                                     Company
                                      Value*
                                     -------
Fund Value                             N/A
Five Year Total Return                 N/A
Period Years                          5.00




* 5-year returns for these portfolios are not available because the portfolios were not available for five full years.

III. VARIABLE ANNUITY ACCOUNT SEVEN:  HYPOTHETICAL 10-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     FUND VALUE =  1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

     ANNUAL RETURN = (FUND VALUE / 1000)**(1/10) - 1

     UNIT VALUES - (NOT APPLICABLE)

----------

** = carat


                          Capital                 Government &    Corporate                  High-Yield     Worldwide       Asset
                        Appreciation   Growth     Quality Bond      Bond*     Global Bond*     Bond*      High Income*   Allocation*
                        ------------  ---------   ------------    ---------   ------------   ----------   ------------   -----------
Fund Value                $1,153.48   $1,107.15    $1,058.10          N/A          N/A           N/A           N/A            N/A
Ten Year Total Return        15.35%      10.71%        5.81%          N/A          N/A           N/A           N/A            N/A
Period Years                  10.00       10.00        10.00        10.00        10.00         10.00         10.00          10.00


                                                     Putnam                                                               Federated
                         Growth &   Davis Venture   Growth:       Alliance       Global      Telecom     Sunamerica       American
                         Income*        Value*      Voyager*       Growth*      Equities*    Utility*     Balanced*       Leaders*
                         --------   -------------   --------    ------------    ---------   ----------   ----------       ---------
Fund Value                  N/A           N/A           N/A            N/A          N/A          N/A          N/A             N/A
Ten Year Total Return       N/A           N/A           N/A            N/A          N/A          N/A          N/A             N/A
Period Years              10.00         10.00         10.00          10.00        10.00        10.00        10.00           10.00

                                           International              International
                              Aggressive    Diversified    Emerging     Growth &                   Dogs Of Wall    Equity   Equity
                               Growth*       Equities*     Markets*      Income*     Real Estate*    Street*       Income*  Index*
                              ----------   -------------   --------   -------------  ------------  ------------    -------  ------
Fund Value                        N/A           N/A           N/A           N/A           N/A           N/A          N/A      N/A
Ten Year Total Return             N/A           N/A           N/A           N/A           N/A           N/A          N/A      N/A
Period Years                    10.00         10.00         10.00         10.00         10.00         10.00        10.00    10.00



                                      Small
                                     Company
                                      Value*
                                     -------
Fund Value                              N/A
Ten Year Total Return                   N/A
Period Years                          10.00




* 10-year returns for these portfolios are not available because the portfolios were not available for ten full years.

IV.  VARIABLE ANNUITY ACCOUNT SEVEN:  HYPOTHETICAL LIFETIME RETURNS

      FUND VALUE = 1000 (30 - APRIL - 2002  / INCEPTION DATE UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000)**(1/PERIOD) - 1


----------

** = carat

                              Capital                 Government &   Corporate                 High-Yield    Worldwide       Asset
                            Appreciation    Growth    Quality Bond     Bond      Global Bond      Bond      High Income   Allocation
                            ------------  ---------   ------------   ---------   -----------   ----------   -----------   ----------
Fund Value                    $1,132.00   $1,115.73    $1,076.67     $1,043.55    $1,054.97    $1,028.46     $1,054.23     $1,072.97
Annualized Total Return
  Since Inception                13.20%      11.57%        7.67%         4.36%        5.50%        2.85%         5.42%         7.30%
Period Years                      15.12       17.66        17.66          8.84         8.84         9.22          7.51          8.84


                                             Davis        Putnam                                                          Federated
                              Growth &      Venture       Growth:     Alliance       Global      Telecom    Sunamerica    American
                               Income        Value        Voyager      Growth       Equities     Utility     Balanced      Leaders
                              ---------    ---------     ---------   ------------   ---------   ----------  ----------    ---------
Fund Value                    $1,109.85    $1,135.73     $1,064.75     $1,123.04    $1,056.08    $1,007.50   $1,058.68    $1,079.02
Annualized Total Return
  Since Inception                10.98%       13.57%         6.48%        12.30%        5.61%        0.75%       5.87%        7.90%
Period Years                       9.22         7.51          9.22          9.22         9.22         5.91        5.91         5.91

                                           International                International
                              Aggressive    Diversified     Emerging      Growth &                  Dogs Of Wall  Equity     Equity
                                Growth        Equities      Markets        Income      Real Estate     Street     Income      Index
                              ----------   -------------    -------     -------------  -----------  ------------ ---------   -------
Fund Value                    $1,042.26      $1,004.75      $929.93      $1,013.18      $1,036.54     $995.26    $1,018.85   $952.95
Annualized Total Return
  Since Inception                 4.23%          0.47%       -7.01%          1.32%          3.65%      -0.47%        1.89%    -4.71%
Period Years                       5.91           7.51         4.91           4.91           4.91        4.08         3.38      3.38



                                            Small
                                           Company
                                            Value
                                          ---------
Fund Value                                $1,110.30
Annualized Total Return Since Inception      11.03%
Period Years                                   3.38




* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.  CALCULATION OF HYPOTHETICAL ANNUAL RETURN

       UNIT VALUES:


                                Capital                 Government &   Corporate                High-Yield    Worldwide      Asset
                              Appreciation    Growth    Quality Bond     Bond      Global Bond     Bond      High Income  Allocation
                              ------------   --------   ------------   ---------   -----------  ----------   -----------  ----------
Inception Dates                 03/23/87     09/05/84     09/05/84      07/01/93    07/01/93     02/09/93     10/28/94     07/01/93
Inception Date Unit Value         $10.00       $10.00       $10.00        $10.00      $10.00       $10.00       $10.00       $10.00
4/30/2002                         $11.32       $11.16       $10.77        $10.44      $10.55       $10.28       $10.54       $10.73


                                             Davis       Putnam                                                        Federated
                              Growth &      Venture      Growth:      Alliance     Global     Telecom    Sunamerica     American
                               Income        Value       Voyager       Growth     Equities    Utility     Balanced       Leaders
                              --------     ---------     --------     --------    --------    --------   ----------    ----------
Inception Dates               02/09/93     10/28/94      02/09/93     02/09/93    02/09/93    06/03/96    06/03/96      06/03/96
Inception Date Unit Value       $10.00       $10.00        $10.00       $10.00      $10.00      $10.00      $10.00        $10.00
4/30/2002                       $11.10       $11.36        $10.65       $11.23      $10.56      $10.07      $10.59        $10.79

                                           International              International
                              Aggressive    Diversified    Emerging     Growth &                  Dogs Of Wall   Equity      Equity
                                Growth        Equities      Markets      Income      Real Estate     Street      Income      Index
                              ----------   -------------   --------   -------------  -----------  ------------   --------   --------
Inception Dates                06/03/96       10/28/94     06/02/97     06/02/97      06/02/97      04/01/98     12/14/98   12/14/98
Inception Date Unit Value        $10.00         $10.00       $10.00       $10.00        $10.00        $10.00       $10.00     $10.00
4/30/2002                        $10.42         $10.05        $9.30       $10.13        $10.37         $9.95       $10.19      $9.53


                                      Small
                                     Company
                                      Value
                                     --------
Inception Dates                      12/14/98
Inception Date Unit Value              $10.00
4/30/2002                              $11.10